FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934

           Date of Report:   April 28, 2005


                    BORGWARNER INC.
     (Exact name of registrant as specified in its charter)


          Delaware          1-12162           13-3404508
     (State of Incorporation)(Commission File No.)(IRS Employer
                                           Identification No.)

                   3850 Hamlin Road
                Auburn Hills, MI 48326
       (Address of principal executive offices)

     Registrant's telephone number, including area code:
                    (248) 754-9200

     [ ]    Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)
     [ ]  Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2[b])
     [ ] Pre-commencement communications pursuant to Rule 13e-4[c] under the Exchange Act (17 CFR 240.13e-4[c])


     Item 2.02 Results of Operations and Financial Condition

          On April 28, 2005, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company's first quarter results. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.

     Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

          99.1 Press Release

     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BORGWARNER INC.



                              /s/ Vincent M. Lichtenberger
                              ----------------------------------------
                              Vincent M. Lichtenberger
                              Assistant Secretary

     Dated: April 28, 2005